Exhibit 99.1

Nuvve, Stonepeak, and Evolve Finalize "Levo" Joint Venture Providing up to $750 Million in Funding to Electrify Fleets

Levo’s Fleet-as-a-Service model delivers turnkey solutions for fleets to quickly transition to electric vehicles

HOUSTON, TX, August 4, 2021 (GLOBE NEWSWIRE) — Evolve Transition Infrastructure LP (Evolve) (NYSE American: SNMP) today announced the completion of the formation of Levo Mobility LLC (Levo) with Nuvve Holding Corp. (Nuvve) (Nasdaq: NVVE), a global technology leader accelerating the electrification of transportation through its proprietary vehicle-to-grid (V2G) platform, and certain investment vehicles managed by leading alternative investment firm Stonepeak Partners LP (Stonepeak). Levo is a sustainable infrastructure joint venture focused on rapidly advancing the electrification of transportation by funding V2G-enabled electric vehicle (EV) fleet deployments. Levo will utilize Nuvve’s V2G technology and committed capital from Stonepeak and Evolve to offer Fleet-as-a-Service for school buses, last-mile delivery, ride hailing and ride sharing, municipal services, and more to eliminate the primary barriers to EV fleet adoption including large upfront capital investments and lack of expertise in securing and managing EVs and associated charging infrastructure.

Levo’s turnkey solution simplifies and streamlines electrification, can lower the total cost of EV operation for fleet owners, and support the grid when the EVs are not in use. For a fixed monthly payment with no upfront cost, Levo will provide the EVs, such as electric school buses, charging infrastructure powered by Nuvve’s V2G platform, EV and charging station maintenance, energy management, and technical advice.

Stonepeak and Evolve plan to deploy up to an aggregate $750 million capital commitment to Levo, with a maximum of $75 million of such capital commitment being funded by Evolve. Levo will initially focus on electrifying school buses, providing associated charging infrastructure, and delivering V2G services to enable safer and healthier transportation for children while supporting CO2 emission reduction, renewable energy integration, and improved grid resiliency.

Evolve CFO, Chuck Ward, commented, "We are excited to complete the formation of Levo with Nuvve and Stonepeak, the indirect owner of the general partner of Evolve. Earlier this year we announced our business strategy shift to focus on the acquisition and development of infrastructure critical to the

Exhibit 99.1

transition of energy supply to lower carbon sources and the Levo joint venture is just the first of a variety of energy transition asset classes we are evaluating alongside the support of Stonepeak".

Electrifying school buses remains a top priority for the Biden administration, and Levo's expertise, business model, and ability to provide fully financed EV fleet options for school districts and other fleet owners aims to bridge the gap between the need to electrify the nation's transportation fleet and the public funding available to do so.

Fleet owners interested in accelerating their transition to electric fleet vehicles can visit levomobility.com to learn more.

Forward Looking Statements

This press release contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact, included in this press release are forward-looking statements. Any statements that refer to our future financial performance, strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this press release may include, for example, statements about the anticipated benefits of the Levo joint venture, prospects for Levo’s business in the short and long-term, and other statements about Levo. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Evolve disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us, Stonepeak, Nuvve, Levo and the Levo joint venture that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in forward-looking statements. Our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Report on Form 10-Q for the three months ended March 31, 2021

Exhibit 99.1

and other filings with the SEC discuss some of the important risk factors that may affect our business, results of operations, and financial condition and you are encouraged to read such filings. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

About Evolve Transition Infrastructure LP

Evolve Transition Infrastructure LP (NYSE American: SNMP) is a publicly-traded limited partnership formed in 2005 focused on the acquisition, development and ownership of infrastructure critical to the transition of energy supply to lower carbon sources.

Additional information about Evolve can be found in our documents on file with the SEC which are available on our website at www.evolvetransition.com and on the SEC’s website at www.sec.gov.

About Levo Mobility, LLC.

Levo Mobility LLC (Levo) is a joint venture formed by Nuvve Holding Corp., Stonepeak Partners, and Evolve Transition Infrastructure LP that provides Fleet-as-a-Service (FaaS) solutions enabling fleets to switch to electric vehicles (EVs) quickly with no upfront costs and full financing options. For a flat fee, Levo provides turnkey support including site planning, construction services, deployment of vehicle-to-grid (V2G)-enabled EVs and associated charging infrastructure, as well as maintenance and V2G energy management services to seamlessly transition a customer's fleet to electric while lowering its total cost of EV operation. Levo combines Nuvve’s proprietary V2G technology, EV OEM partnerships, and expertise in transportation electrification with substantial capital and additional resources from Stonepeak and Evolve to bridge the gap between the need to electrify transportation and the large upfront investment needed to do so. Levo’s mission is to be the all-in-one partner for fleet electrification while intelligently integrating EVs into the grid and increasing the penetration of clean energy sources. For more information visit levomobility.com.

About Nuvve Holding Corp.

Nuvve Holding Corp. (Nasdaq: NVVE) (Nuvve) is accelerating the electrification of transportation through its proprietary vehicle-to-grid (V2G) technology. Its mission is to lower the cost of electric vehicle ownership while supporting the integration of renewable energy sources, including solar and wind. Nuvve’s Grid Integrated Vehicle, GIVe™, platform is refueling the next generation of electric vehicle fleets through intelligent, bidirectional charging solutions. Since its founding in 2010, Nuvve has launched successful V2G projects on five continents and is deploying commercial services worldwide by developing partnerships with utilities, automakers, and electric vehicle fleets. Nuvve is headquartered in San Diego, California, and can be found online at www.nuvve.com.

Exhibit 99.1

Nuvve and associated logos are among the trademarks of Nuvve and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

About Stonepeak

Stonepeak is a leading alternative investment firm specializing in infrastructure and real assets with approximately $37 billion of assets under management. Through its investment in defensive, hard-asset businesses globally, Stonepeak aims to create value for its investors and portfolio companies, and to have a positive impact on the communities in which it operates. Stonepeak sponsors investment vehicles focused on private equity and credit. The firm provides capital, operational support, and committed partnership to sustainably grow investments in its target sectors, which include transport and logistics, communications, water, energy transition, and power and renewable energy. Stonepeak is headquartered in New York with offices in Houston, Austin and Hong Kong. For more information, please visit www.stonepeakpartners.com.

Evolve Contact

Charles Ward

Chief Financial Officer

ir@evolvetransition.com

(713) 800-9477

Stonepeak Press Contact

Kate Beers

beers@stonepeakpartners.com

+1 646 540 5225